UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

CLEARBRIDGE

INTERNATIONAL SMALL CAP OPPORTUNITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason Global Currents International Small Cap Opportunity Fund. Effective April 1, 2013, ClearBridge Investments, LLC (“ClearBridge”) became the successor in interest to ClearBridge Global Currents Investment Management, LLC (formerly Global Currents Investment Management, LLC) as subadviser to the Fund. There was no change in the Fund’s investment objective, strategy or portfolio managers as a result of these changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Small Cap Opportunity Fund for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective April 1, 2013, ClearBridge Investments, LLC (“ClearBridge”) became the successor in interest to ClearBridge Global Currents Investment Management, LLC (formerly Global Currents Investment Management, LLC) as subadviser to the Fund. There was no change in the Fund’s investment objective or strategy as a result of this change. Paul D. Erlichman, Sean M. Bogda, CFA and Safa R. Muhtaseb, CFA are the Fund’s portfolio managers, and have managed the Fund since its inception. On or about January 2, 2014, the name of the Fund will change to ClearBridge International Small Cap Fund.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish

II	ClearBridge International Small Cap Opportunity Fund

this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 8, 2013

ClearBridge International Small Cap Opportunity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. Due to the U.S. government’s sixteen-day partial shutdown, which began on October 1, 2013, after the reporting period ended, the U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth will not be released until November 7, 2013.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

Growth outside the U.S. was mixed during the reporting period. In its October 2013 World Economic Outlook, released after the

IV	ClearBridge International Small Cap Opportunity Fund

reporting period ended, the International Monetary Fund (“IMF”) stated that “The world economy has entered yet another transition. Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipates 2013 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that the difference is narrowing. The IMF now projects that emerging market growth will moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy is expected to grow 7.6% in 2013 versus 7.7% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Given the economic challenges in the Eurozone, in September 2012, prior to the beginning of the reporting period, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%, a new record low. In other developed countries, the Bank of

ClearBridge International Small Cap Opportunity Fund	V

Investment commentary (cont’d)

England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

VI	ClearBridge International Small Cap Opportunity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies or other investments with similar economic characteristics. The Fund will invest substantially all its assets outside the United States. The Fund may also invest in equity securities of medium- and large-capitalization issuers. The Fund may invest either directly or through depositary receipts representing an interest in those securities. The Fund may invest in securities denominated in foreign currencies. We employ a quantitative screening process to identify stocks believed to be undervalued and a fundamental analysis process to highlight stocks that we believe will appreciate in the long term. Under normal circumstances, the Fund may invest up to 20% of its net assets in debt securities of U.S. and foreign corporate and governmental issuers. The Fund may invest in all types of debt securities of any maturity or credit quality.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended September 30, 2013, equity markets generated significant gains across varied investment styles, market capitalization and geography as the impact of broad quantitative easing from central banks and policymaker actions from Europe, Asia, and other areas of the world helped to facilitate confidence by investors about economic growth in the global economy.

Equity markets delivered positive performance over the past twelve months despite a lackluster economic growth picture and political and social strife in many regions of the world. Investors continued to be concerned about the changing dynamics and direction of quantitative easing and global economic growth. Overall, global economic indicators have signaled tepid economic expansion over the reporting period. Despite rising interest rates during the latter part of the reporting period, there has been a lack of dynamism in the global economy and rates will likely stay low for the foreseeable future. Our investment team’s view is that central bank policies have been ineffective and one key result is that price and value in the marketplace are too far apart — essentially distorted. During the reporting period, we have been operating under the greater fool mentality — as long as quantitative easing hasn’t worked — it will continue. Clearly quantitative easing was needed during the global financial crisis to stabilize the world’s economies, but with the U.S. economy slowly expanding, leverage ratios near the peak and asset speculation continuing — doubts about the current path are evident.

As the earnings cycle evolved during the reporting period, the environment was characterized by record high profit margins for many industries, higher prices, and elevated expectations. For equities, despite the number of interesting contrarian value opportunities available, the probability of value traps remains high — which ensured that we advanced cautiously in its analysis of focus list stocks.

Competition continued in the tepid economic growth environment, which raised the premium for growth in the marketplace and reduced flexibility for pricing in many

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	1

Fund overview (cont’d)

sectors and regions. Despite the challenges, we found numerous value opportunities across varied sectors and regions that we believed had the potential to revert to mean valuations over time. The international small capitalization market, as measured by the MSCI EAFE Small Cap Indexi, posted a gain of 29.43% during the twelve months ended September 30, 2013.

Q. How did we respond to these changing market conditions?

A. We implemented the international small cap opportunity investment strategy in a market environment heavily influenced and supported by central bank policymakers — focusing on building a contrarian value portfolio of unique companies with leading franchises available at unusually cheap valuations. During the reporting period, we extracted significant benefits through stock selection in specific sectors, with Energy, Materials, Industrials and Consumer Staples companies posting the best gains. Lagging industries included both Financials and Information Technology companies.

The challenge for investors during the reporting period was how to navigate an environment filled with both value traps and value opportunities. We focused on finding companies with currently depressed but stabilizing profits and earnings expectations along with a combination approach to factor exposures. From a company-specific standpoint, we have sought to find companies that are well positioned for a more challenging growth environment and/or restructuring their businesses to prepare for a more competitive landscape. Our perspective is to seek a portfolio of investments available at unusually cheap valuations attached to companies that are fundamentally stronger, leaner and well established in their respective markets to secure and grow market share and protect prices and cash flow generation.

As markets evolved in late 2012 and into 2013, we implemented a multifaceted approach that incorporated quality, resilience and sustainable cash flows. The approach combined seeking highly depressed valuations and expectations found in deep value stocks with highly resilient, fundamentally strong companies that deliver a margin of safety for the overall portfolio. Our bottom-up, stock picking approach was critical in researching the sizable universe of companies to invest in those companies with the valuation and quality criteria that provided the potential to outperform.

Investing in Japan has been a roller coaster ride, where markets early in 2013 surged ahead — fueled by Bank of Japan quantitative easing. However, Japan experienced a serious reversal to the downside with Japanese stocks reflecting a nearly double-digit decline at mid-year 2013. Much of the trend reversal in Japan resulted from a breakdown of the long NIKKEI 225 Indexii, short Yen trade that saw many hedge fund traders exiting trades at the same time coupled with disappointments about Prime Minister Abe’s quantitative easing policy. Our view is that Japan will ultimately not be macro dependent for upside in equities, but instead be driven by individual companies that can thrive in the current scenario and generate consistent profits. In Europe, headwinds included a weak economic growth outlook, uncertain political and social challenges, and high unemployment. However, our view is that the European economy is stabilizing as evidenced by the end of the recession, and the stage is set for the Eurozone to continue to recover in 2014. U.S. equities have performed extremely well through the full

2	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

twelve months of the reporting period, but valuations generally are not cheap and many companies will be challenged in delivering earnings going forward. We believe the valuation dispersion between U.S. and international equities provides an opportunity for investors interested in allocating capital overseas. Emerging markets struggled during the reported period, saddled by falling consumer prices, weak economic growth, rising inflation and turmoil in the debt markets.

Central bank policy and economic growth have been key issues during the reporting period. Many strategists and investors are pondering when the Federal Reserve Board (“Fed”)iii will initiate tapering of quantitative easing — a process that is likely to reduce liquidity and raise interest rates. Investors have become accustomed to the easy money and low lending rates and the transition or tapering process represents a big hurdle for markets. In many areas of the globe, including Europe and the U.S. — economic growth is slow and policymakers and businesses have continued to struggle to turn the corner on challenges to growth. At the company level, some organizations will be able to efficiently drive business and associated profits and other businesses will not.

We continued to invest in companies that excel in areas of global demand tied to abundance and efficiency, for example, consumer companies efficiently developing products and marketing the products in countries that are experiencing a rise in consumer incomes and attendant demand. This focus is in contrast to a theme of global scarcity, where super cycle demand seems over and never to be seen again — as illustrated in specific cyclical areas of the marketplace, such as mining and mining equipment. On a sector basis, we anticipate adding to contrarian value opportunities that have been identified in Financial, Consumer Discretionary, Industrial and Technology sectors. On a regional basis, we are likely to add to securities in Europe, Asia ex-Japan and over time — emerging markets.

Performance review

For the twelve months ended September 30, 2013, Class A shares of ClearBridge International Small Cap Opportunity Fund, excluding sales charges, returned 26.61%. The Fund’s unmanaged benchmark, the MSCI EAFE Small Cap Index, returned 29.43% for the same period. The Lipper International Small/Mid-Cap Core Funds Category Average1 returned 24.88% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of September 30, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Small Cap Opportunity Fund:
Class A	13.73%	26.61%
Class C	13.30%	25.75%
Class I	13.83%	26.97%
MSCI EAFE Small Cap Index	12.61%	29.43%
Lipper International Small/Mid-Cap Core Funds Category Average[1]	10.62%	24.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 7.40%, 8.71% and 7.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds for the six-month period and among the 52 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Q. What were the leading contributors to performance?

A. Stock selection in the Energy and Materials sectors significantly enhanced the Fund’s results during the reporting period. An overweight to Industrials also contributed positively to performance. On a country basis, performance benefited through stock selection in Asia ex-Japan, Europe ex-UK, and the United Kingdom. Over the reporting period, individual stocks that made a significant contribution to performance included Toyo Tire and Rubber in the Consumer Discretionary sector, Smurfit Kappa Group in the Materials sector, and Teleperformance in the Industrials sector.

Q. What were the leading detractors from performance?

A. Stock selection in the Financials and Information Technology sectors negatively impacted performance during the reporting period. On a country basis, performance declined through stock selection in Japan and Canada. Over the reporting period, individual stocks that detracted from performance included Pal Company in the Consumer Discretionary sector, Corporacion Geo. in the Consumer Discretionary sector and Pan American Silver in the Materials sector.

Thank you for your investment in the Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Senior Portfolio Manager

ClearBridge Investments, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Investments, LLC

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Investments, LLC

October 14, 2013

RISKS: Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Teleperformance (2.0%), Indra Sistemas SA (1.8%), Anta Sports Products Ltd. (1.8%), Tom Tailor Holding AG (1.7%), OPAP SA (1.7%), TS Tech Co., Ltd (1.6%), Banco Latinoamericano de Comercio Exterior SA (1.5%), Marine Harvest ASA (1.5%), U-Blox AG (1.5%) and Toyo Tire & Rubber Co., Ltd. (1.5%).

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	5

Fund overview (cont’d)

Please refer to pages 12 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2013 were: Industrials (27.0%), Consumer Discretionary (25.3%), Information Technology (18.5%), Materials (7.0%) and Consumer Staples (6.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual for future performance.

[i]	The MSCI EAFE Small Cap Index is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

ii	The NIKKEI 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

6	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and September 30, 2012 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2013 and held for the six-months ended September 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	13.73%	$1,000.00	$1,137.30	1.45%	$7.77	Class A	5.00%	$1,000.00	$1,017.80	1.45%	$7.33
Class C	13.30	1,000.00	1,133.00	2.20	11.76	Class C	5.00	1,000.00	1,014.04	2.20	11.11
Class I	13.83	1,000.00	1,138.30	1.20	6.43	Class I	5.00	1,000.00	1,019.00	1.20	6.07

[1]	For the six months ended September 30, 2013.

8	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 9/30/13	26.61%	25.75%	26.97%
Inception* through 9/30/13	12.47	11.64	12.75

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 9/30/13	19.33%	24.75%	26.97%
Inception* through 9/30/13	10.28	11.64	12.75

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 10/1/10 through 9/30/13)	42.27%
Class C (Inception date of 10/1/10 through 9/30/13)	39.14
Class I (Inception date of 10/1/10 through 9/30/13)	43.32

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares is October 1, 2010.

10	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of ClearBridge International Small Cap Opportunity Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2013

Value of $1,000,000 invested in

Class I Shares of ClearBridge International Small Cap Opportunity Fund vs. MSCI EAFE Small Cap Index† — October 2010 - September 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of ClearBridge International Small Cap Opportunity Fund on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2013. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	11

Schedule of investments

September 30, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 95.4%
Consumer Discretionary — 25.3%
Auto Components — 5.5%
Leoni AG	2,830	$172,301	(a)
SAF-Holland SA	13,770	168,606	*(a)
Takata Corp.	15,096	380,736	(a)
Toyo Tire & Rubber Co., Ltd.	71,573	433,481	(a)
TS Tech Co., Ltd.	12,209	482,527	(a)
Total Auto Components		1,637,651
Distributors — 0.9%
Xinhua Winshare Publishing and Media Co., Ltd., Class H Shares	463,263	254,578	(a)
Hotels, Restaurants & Leisure — 5.2%
Marston’s PLC	147,395	360,384	(a)
Melia Hotels International SA	32,730	325,484	(a)
OPAP SA	45,800	511,985	(a)
REXLot Holdings Ltd.	2,279,655	176,465	(a)
Saint Marc Holdings Co., Ltd.	3,464	175,220	(a)
Total Hotels, Restaurants & Leisure		1,549,538
Household Durables — 2.6%
Duni AB	28,374	300,353	(a)
Ekornes ASA	10,420	176,715	(a)
Tact Home Co., Ltd.	133	294,465	(a)
Total Household Durables		771,533
Leisure Equipment & Products — 1.2%
Beneteau	11,250	181,887	*(a)
Trigano SA	10,760	191,155	*(a)
Total Leisure Equipment & Products		373,042
Specialty Retail — 5.5%
Arc Land Sakamoto Co., Ltd.	10,534	157,773	*(a)
Laura Ashley Holdings PLC	405,450	170,771	(a)
Nafco Co., Ltd.	18,199	279,415	(a)
Pal Co., Ltd.	13,936	349,831	(a)
Tom Tailor Holding AG	22,630	515,691	*(a)
Valora Holding AG	760	172,339	(a)
Total Specialty Retail		1,645,820
Textiles, Apparel & Luxury Goods — 4.4%
361 Degrees International Ltd.	623,629	153,477	(a)
Anta Sports Products Ltd.	411,534	526,830	(a)
Hosa International Ltd.	972,080	343,274	(a)

See Notes to Financial Statements.

12	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — continued
Xingquan International Sports Holdings Ltd.	466,730	$130,376	(a)
Xtep International Holdings Ltd.	315,523	149,086	(a)
Total Textiles, Apparel & Luxury Goods		1,303,043
Total Consumer Discretionary		7,535,205
Consumer Staples — 6.5%
Food & Staples Retailing — 0.7%
San-A Co., Ltd.	6,932	195,330	(a)
Food Products — 5.8%
Asian Citrus Holdings Ltd.	313,990	109,760	(a)
CSM	14,110	341,687	(a)
Greencore Group PLC	174,015	415,895	(a)
Havfisk ASA	123,680	143,097	*(a)
Koninklijke Wessanen NV	72,190	260,406	(a)
Marine Harvest ASA	417,274	445,611	(a)
Pacific Andes Resources Development Ltd.	176,233	18,551	(a)
Total Food Products		1,735,007
Total Consumer Staples		1,930,337
Energy — 3.3%
Energy Equipment & Services — 1.9%
Lamprell PLC	107,890	243,703	*(a)
Shinko Plantech Co., Ltd.	38,221	319,618	(a)
Total Energy Equipment & Services		563,321
Oil, Gas & Consumable Fuels — 1.4%
Exmar NV	32,770	416,851	(a)
Total Energy		980,172
Financials — 5.1%
Commercial Banks — 1.5%
Banco Latinoamericano de Comercio Exterior SA	17,974	447,912
Diversified Financial Services — 1.0%
Aker ASA, Class A Shares	10,171	309,562	(a)
Insurance — 0.5%
Greenlight Capital Re Ltd., Class A Shares	5,390	153,292	*
Real Estate Investment Trusts (REITs) — 0.5%
Wereldhave NV	2,060	149,278	(a)
Real Estate Management & Development — 1.6%
Deutsche Wohnen AG	7,199	128,860	(a)
GAGFAH SA	26,105	340,563	*(a)
Total Real Estate Management & Development		469,423
Total Financials		1,529,467

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	13

Schedule of investments (cont’d)

September 30, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Health Care — 1.4%
Health Care Providers & Services — 1.4%
Rhoen-Klinikum AG	16,647	$427,853	(a)
Industrials — 27.0%
Building Products — 1.9%
Maezawa Kasei Industries Co., Ltd.	24,196	260,155	(a)
Noritz Corp.	13,528	291,883	(a)
Total Building Products		552,038
Commercial Services & Supplies — 3.9%
Aeon Delight Co., Ltd.	8,393	161,431	(a)
Moshi Moshi Hotline Inc.	19,156	224,294	(a)
Shanks Group PLC	258,102	388,823	(a)
Séché Environnement	10,433	387,421	(a)
Total Commercial Services & Supplies		1,161,969
Construction & Engineering — 3.6%
Heijmans N.V.	28,410	343,478	(a)
Morgan Sindall Group PLC	30,354	368,538	(a)
Raubex Group Ltd.	67,303	157,220	(a)
Taisei Corp.	41,290	203,731	(a)
Total Construction & Engineering		1,072,967
Electrical Equipment — 3.7%
Prysmian SpA	17,207	421,170	(a)
Saft Groupe SA	13,604	375,284	(a)
Zumtobel AG	19,860	319,826	(a)
Total Electrical Equipment		1,116,280
Industrial Conglomerates — 2.5%
Haw Par Corp., Ltd.	68,340	403,197	(a)
Rheinmetall AG	5,911	339,909	(a)
Total Industrial Conglomerates		743,106
Machinery — 3.0%
JTEKT Corp.	15,410	212,062	(a)
Meidensha Corp.	43,190	158,405	(a)
Meyer Burger Technology AG	35,950	381,872	*(a)
Yangzijiang Shipbuilding Holdings Ltd.	173,700	151,665	(a)
Total Machinery		904,004
Marine — 0.5%
D/S Norden A/S	3,790	159,797	(a)
Professional Services — 3.6%
FULLCAST Holdings Co., Ltd.	78,100	238,779	*(a)

See Notes to Financial Statements.

14	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Professional Services — continued
Quick Co., Ltd.	65,380	$239,583	(a)
Teleperformance	12,271	593,752	(a)
Total Professional Services		1,072,114
Road & Rail — 0.5%
Sixt SE	5,980	150,812	(a)
Trading Companies & Distributors — 1.8%
Grafton Group PLC	19,481	184,053	(a)
SIG PLC	113,904	342,425	(a)
Total Trading Companies & Distributors		526,478
Transportation Infrastructure — 2.0%
BBA Aviation PLC	61,795	304,952	(a)
Yuexiu Transport Infrastructure Ltd.	230,463	126,549	(a)
Zhejiang Expressway Co., Ltd., Class H Shares	182,176	168,364	(a)
Total Transportation Infrastructure		599,865
Total Industrials		8,059,430
Information Technology — 18.5%
Communications Equipment — 2.1%
Icom Inc.	7,125	167,706	*(a)
Mitsui Knowledge Industry Co., Ltd.	12,700	20,180	(a)
U-Blox AG	5,340	444,476	(a)
Total Communications Equipment		632,362
Computers & Peripherals — 1.1%
Wincor Nixdorf AG	5,150	321,733	(a)
Electronic Equipment, Instruments & Components — 4.7%
Datalogic S.p.A.	24,920	235,421	(a)
E2v Technologies PLC	131,957	315,365	(a)
Laird PLC	111,309	397,677	(a)
Nippon Electric Glass Co., Ltd.	53,540	287,226	(a)
Orbotech Ltd.	14,370	172,296	*
Total Electronic Equipment, Instruments & Components		1,407,985
IT Services — 6.2%
Indra Sistemas SA	35,393	532,172	(a)
NET One Systems Co., Ltd.	31,990	242,155	(a)
NS Solutions Corp.	6,459	127,176	(a)
SCSK Corp.	10,205	246,051	(a)
Sopra Group	3,805	339,764	(a)
Travelsky Technology Ltd., Class H Shares	455,360	366,568	(a)
Total IT Services		1,853,886

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	15

Schedule of investments (cont’d)

September 30, 2013

ClearBridge International Small Cap Opportunity Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.6%
Aixtron SE	17,990	$304,124	*(a)
Suess MicroTec AG	17,960	162,492	*(a)
Total Semiconductors & Semiconductor Equipment		466,616
Software — 2.8%
Nexon Co., Ltd.	12,146	148,474	(a)
Square Enix Co., Ltd.	18,954	300,835	(a)
SRA Holdings Inc.	17,006	193,359	(a)
Sword Group	10,171	193,996	(a)
Total Software		836,664
Total Information Technology		5,519,246
Materials — 7.0%
Chemicals — 3.4%
Borregaard ASA	62,670	272,057	(a)
Filtrona PLC	24,310	294,412	(a)
Ube Industries Ltd.	75,470	142,678	(a)
Wacker Chemie AG	3,080	304,308	(a)
Total Chemicals		1,013,455
Construction Materials — 1.6%
Imerys SA	4,130	288,612	(a)
Italcementi S.p.A.	23,300	177,722	(a)
Total Construction Materials		466,334
Containers & Packaging — 1.6%
AMVIG Holdings Ltd.	327,741	139,509	(a)
DS Smith PLC	34,621	161,477	(a)
RPC Group PLC	23,420	172,578	(a)
Total Containers & Packaging		473,564
Metals & Mining — 0.4%
Lonmin PLC	26,510	137,266	*(a)
Total Materials		2,090,619
Telecommunication Services — 1.3%
Wireless Telecommunication Services — 1.3%
Freenet AG	15,805	382,420	(a)
Total Investments before Short-term Investments (Cost — $24,674,970)		28,454,749

See Notes to Financial Statements.

16	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

ClearBridge International Small Cap Opportunity Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-term Investments — 4.3%
Repurchase Agreements — 4.3%
Interest in $169,084,000 joint tri-party repurchase agreement dated 9/30/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,304,002; (Fully collateralized by various U.S. government obligations, 0.000% to 4.250% due 2/6/14 to 3/31/18; Market Value — $1,330,080) (Cost—$1,304,000)	0.050%	10/1/13	$1,304,000	$1,304,000
Total Investments — 99.7% (Cost — $25,978,970#)				29,758,749
Other Assets in Excess of Liabilities — 0.3%				77,159
Total Net Assets — 100.0%				$29,835,908

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $26,088,566.

Summary of Investments by Country** (unaudited)
Japan	23.3%
Germany	12.5
United Kingdom	11.5
France	8.6
China	8.0
Norway	4.5
Netherlands	3.7
Switzerland	3.4
Spain	2.9
Italy	2.8
Ireland	2.0
Greece	1.7
Supranational	1.5
Hong Kong	1.5
Belgium	1.4
Singapore	1.3
Austria	1.1
Sweden	1.0
United Arab Emirates	0.8
Israel	0.6
Denmark	0.5
South Africa	0.5
United States	0.5
Short-Term Investments	4.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2013 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	17

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $25,978,970)	$29,758,749
Cash	205
Dividends and interest receivable	76,259
Receivable for securities sold	20,991
Receivable for Fund shares sold	41
Prepaid expenses	37,589
Total Assets	29,893,834

Liabilities:
Payable for securities purchased	3,287
Service and/or distribution fees payable	264
Foreign currency overdraft, at value (Cost — $218)	218
Investment management fee payable	194
Trustees’ fees payable	16
Accrued expenses	53,947
Total Liabilities	57,926
Total Net Assets	$29,835,908

Net Assets:
Par value (Note 7)	$19
Paid-in capital in excess of par value	25,503,062
Undistributed net investment income	336,104
Accumulated net realized gain on investments and foreign currency transactions	216,110
Net unrealized appreciation on investments and foreign currencies	3,780,613
Total Net Assets	$29,835,908

Shares Outstanding:
Class A	24,995
Class C	15,879
Class I	1,887,899

Net Asset Value:
Class A (and redemption price)	$15.41
Class C*	$15.33
Class I (and redemption price)	$15.47
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.35

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Dividends	$736,906
Interest	1,288
Less: Foreign taxes withheld	(64,294)
Total Investment Income	673,900

Expenses:
Investment management fee (Note 2)	155,825
Registration fees	81,977
Custody fees	35,011
Audit and tax	31,849
Shareholder reports	30,139
Legal fees	28,501
Transfer agent fees (Note 5)	14,901
Service and/or distribution fees (Notes 2 and 5)	2,405
Fund accounting fees	1,795
Trustees’ fees	1,166
Insurance	423
Miscellaneous expenses	8,799
Total Expenses	392,791
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(170,399)
Net Expenses	222,392
Net Investment Income	451,508

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	293,944
Foreign currency transactions	(99,227)
Net Realized Gain	194,717
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,626,214
Foreign currencies	798
Change in Net Unrealized Appreciation (Depreciation)	3,627,012
Net Gain on Investments and Foreign Currency Transactions	3,821,729
Increase in Net Assets from Operations	$4,273,237

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	19

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$451,508	$73,001
Net realized gain	194,717	91,172
Change in net unrealized appreciation (depreciation)	3,627,012	441,251
Increase in Net Assets From Operations	4,273,237	605,424

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(94,678)	(64,104)
Net realized gains	(124,873)	(52,732)
Decrease in Net Assets From Distributions to Shareholders	(219,551)	(116,836)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,255,168	1,056,162
Reinvestment of distributions	204,402	109,544
Cost of shares repurchased	(1,740,870)	(50,743)
Increase in Net Assets From Fund Share Transactions	21,718,700	1,114,963
Increase in Net Assets	25,772,386	1,603,551

Net Assets:
Beginning of year	4,063,522	2,459,971
End of year*	$29,835,908	$4,063,522
* Includes undistributed net investment income of:	$336,104	$63,665

See Notes to Financial Statements.

20	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$12.77	$11.04	$12.00

Income (loss) from operations:
Net investment income	0.21	0.27	0.15
Net realized and unrealized gain (loss)	3.05	1.96	(1.00)
Total income (loss) from operations	3.26	2.23	(0.85)

Less distributions from:
Net investment income	(0.26)	(0.26)	(0.11)
Net realized gains	(0.36)	(0.24)	—
Total distributions	(0.62)	(0.50)	(0.11)

Net asset value, end of year	$15.41	$12.77	$11.04
Total return[3]	26.61%	20.99%	(7.13)%

Net assets, end of year (000s)	$385	$353	$96

Ratios to average net assets:
Gross expenses	3.61%	7.40%	11.39%[4]
Net expenses[5,6,7]	1.45	1.45	1.45 [4]
Net investment income	1.56	2.34	1.19 [4]

Portfolio turnover rate	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$12.69	$10.98	$12.00

Income (loss) from operations:
Net investment income	0.11	0.18	0.06
Net realized and unrealized gain (loss)	3.05	1.95	(0.99)
Total income (loss) from operations	3.16	2.13	(0.93)

Less distributions from:
Net investment income	(0.16)	(0.18)	(0.09)
Net realized gains	(0.36)	(0.24)	—
Total distributions	(0.52)	(0.42)	(0.09)

Net asset value, end of year	$15.33	$12.69	$10.98
Total return[3]	25.75%	20.00%	(7.80)%

Net assets, end of year (000s)	$244	$110	$92

Ratios to average net assets:
Gross expenses	4.15%	8.71%	11.98%[4]
Net expenses[5,6,7]	2.20	2.20	2.20 [4]
Net investment income	0.81	1.58	0.44 [4]

Portfolio turnover rate	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2013	2012	2011[2]

Net asset value, beginning of year	$12.79	$11.06	$12.00

Income (loss) from operations:
Net investment income	0.35	0.30	0.18
Net realized and unrealized gain (loss)	2.96	1.96	(1.00)
Total income (loss) from operations	3.31	2.26	(0.82)

Less distributions from:
Net investment income	(0.27)	(0.29)	(0.12)
Net realized gains	(0.36)	(0.24)	—
Total distributions	(0.63)	(0.53)	(0.12)

Net asset value, end of year	$15.47	$12.79	$11.06
Total return[3]	26.97%	21.27%	(6.91)%

Net assets, end of year (000s)	$29,207	$3,601	$2,272

Ratios to average net assets:
Gross expenses	2.09%	7.52%	11.07%[4]
Net expenses[5,6,7]	1.20	1.20	1.20 [4]
Net investment income	2.50	2.57	1.44 [4]

Portfolio turnover rate	49%	41%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 1, 2010 (inception date) through September 30, 2011.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Small Cap Opportunity Fund (formerly Legg Mason Global Currents International Small Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

24	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	—	$7,535,205	—	$7,535,205
Consumer staples	—	1,930,337	—	1,930,337
Energy	—	980,172	—	980,172
Financials	$601,204	928,263	—	1,529,467
Health care	—	427,853	—	427,853
Industrials	—	8,059,430	—	8,059,430
Information technology	172,296	5,346,950	—	5,519,246
Materials	—	2,090,619	—	2,090,619
Telecommunication services	—	382,420	—	382,420
Total long-term investments	$773,500	$27,681,249	—	$28,454,749
Short-term investments†	—	1,304,000	—	1,304,000
Total investments	$773,500	$28,985,249	—	$29,758,749

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2013, securities valued at $27,681,249 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value

26	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

28	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

As of September 30, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(84,391)	$84,391

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Effective April 1, 2013, ClearBridge became the successor in interest to ClearBridge Global Currents Investment Management, LLC (“ClearBridge Global Currents”) (formerly Global Currents Management, LLC) as subadviser to the Fund. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge (prior to April 1, 2013, ClearBridge Global Currents) and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

30	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.45%, 2.20% and 1.20%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

During the year ended September 30, 2013, fees waived and/or expenses reimbursed amounted to $170,399.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2013, LMIS and its affiliates retained sales charges of $95 on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended September 30, 2013.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$29,356,047
Sales	8,757,763

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,187,953
Gross unrealized depreciation	(517,770)
Net unrealized appreciation	$3,670,183

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At September 30, 2013, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2013. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(45,131)

During the year ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$3,382
Forward foreign currency contracts (to sell)†	785,553

†	At September 30, 2013, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,040	$1,448
Class C	1,365	353
Class I	—	13,100
Total	$2,405	$14,901

32	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

For the year ended September 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$8,994
Class C	2,655
Class I	158,750
Total	$170,399

6. Distributions to shareholders by class

	Year Ended September 30, 2013	Year Ended September 30, 2012
Net Investment Income:
Class A	$8,274	$2,309
Class C	1,399	1,529
Class I	85,005	60,266
Total	$94,678	$64,104

Net Realized Gains:
Class A	$11,153	$2,064
Class C	3,134	1,975
Class I	110,586	48,693
Total	$124,873	$52,732

7. Shares of beneficial interest

At September 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	19,549	$267,227	20,496	$245,653
Shares issued on reinvestment	1,512	19,427	409	4,373
Shares repurchased	(23,710)	(331,128)	(1,965)	(23,487)
Net increase (decrease)	(2,649)	$(44,474)	18,940	$226,539

Class C
Shares sold	7,278	$107,623	—	—
Shares issued on reinvestment	355	4,532	327	$3,504
Shares repurchased	(414)	(6,343)	—	—
Net increase	7,219	$105,812	327	$3,504

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount

Class I
Shares sold	1,691,352	$22,880,318	68,792	$810,509
Shares issued on reinvestment	14,008	180,443	9,512	101,667
Shares repurchased	(98,920)	(1,403,399)	(2,265)	(27,256)
Net increase	1,606,440	$21,657,362	76,039	$884,920

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$111,875	$94,225
Net long-term capital gains	107,676	22,611
Total distributions paid	$219,551	$116,836

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$510,582
Undistributed long-term capital gains — net	209,137
Total undistributed earnings	$719,719
Other book/tax temporary differences(a)	(57,909)
Unrealized appreciation (depreciation)(b)	3,671,017
Total accumulated earnings (losses) — net	$4,332,827

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

34	ClearBridge International Small Cap Opportunity Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge International Small Cap Opportunity Fund (formerly, Legg Mason Global Currents International Small Cap Opportunity Fund, the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge International Small Cap Opportunity Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 15, 2013

ClearBridge International Small Cap Opportunity Fund 2013 Annual Report	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Small Cap Opportunity Fund (formerly known as Legg Mason Global Currents International Small Cap Opportunity Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

36	ClearBridge International Small Cap Opportunity Fund

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

ClearBridge International Small Cap Opportunity Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

38	ClearBridge International Small Cap Opportunity Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge International Small Cap Opportunity Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

40	ClearBridge International Small Cap Opportunity Fund

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge International Small Cap Opportunity Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2013:

Record date:	12/11/2012		12/26/2012
Payable date:	12/12/2012		12/27/2012
Ordinary income:
Qualified dividend income for individuals	76.37%		76.37%
Foreign source income	75.91	%*	75.91	%*
Foreign taxes paid per share	$0.002951		$0.015827

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

42	ClearBridge International Small Cap Opportunity Fund

ClearBridge

International Small Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller*

President

Frank G. Hubbard

Howard J. Johnson*

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge International Small Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International Small Cap Opportunity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Small Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014028 11/13 SR13-2058

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,700 in 2012 and $134,800 in 2013

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $6,000 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $27,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades Andrew L. Breech Dwight B. Crane Frank G. Hubbard Howard J. Johnson Jerome H. Miller Ken Miller John J. Murphy Thomas F. Schlafly Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013